JohnsonFamily Funds

                        Supplement dated November 1, 2000
                   to the Statement of Additional Information
                             dated February 29, 2000

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

          Effective November 1, 2000, the Board of Directors of JohnsonFamily Funds, Inc. (the "Corporation") approved a change of the Funds' Administrator, Distributor and Transfer Agent from Sunstone Financial Group, Inc. to SEI Investments Mutual Funds Services as Administrator, SEI Investments Distribution Co. as Distributor and Forum Shareholder Services, LLC as Transfer Agent for the Funds. As a result of the changes in service providers referenced above, the statement of additional information has been revised to reflect the following:

1. The last paragraph on page 22 of the statement of additional information and the first two paragraphs on page 23 of the statement of additional information are deleted in their entirety and replaced with the following three paragraphs:

          The administrator to the Funds is SEI Investments Mutual Funds Services, 530 East Swedesford Road, Wayne, PA 19087 ("SIMFS"). SIMFS provides various administrative and fund accounting services to the Funds, including calculating each Fund's net asset value, pursuant to an Administration Agreement (the "SIMFS Administration Agreement") with the Corporation on behalf of the Funds. For its services under the SIMFS Administration Agreement, SIMFS receives from the Funds a fee, computed daily and paid monthly, based on the Funds' aggregate net assets, according to the following schedule, but subject to a combined annual minimum fee for all four Funds of $300,000:

              Annual Rate                  Aggregate Net Assets
              -----------                  --------------------

                 0.18%                      First $250,000,000

                 0.12%                      Next $250,000,000

                 0.10%                      Over $500,000,000

The SIMFS Administration Agreement will remain in effect until October 31, 2004.

          Prior to November 1, 2000, the administrator to the Funds was Sunstone Financial Group, Inc. ("Sunstone"). Sunstone provided administrative and fund accounting services to the Funds, similar to those being provided by SIMFS, pursuant to an Administration and Fund Accounting Agreement with the Corporation on behalf of the Funds (the "Sunstone Administration Agreement"). Pursuant to the Sunstone Administration Agreement, Sunstone received from each Fund a fee, computed daily and paid monthly, based on each Fund's average net assets at the annual rate of 0.20%, subject to a combined annual minimum for all four Funds of $206,000.

          For the period from March 31, 1998 (commencement of operations) through October 31, 1998 and for the fiscal year ended October 31, 1999, the Funds paid Sunstone the following amounts pursuant to the Sunstone Administration Agreement:

                                November 1, 1998            March 31, 1998
                                     through                    through
         Fund                   October 31, 1999           October 31, 1998
         ----                   ----------------           ----------------

Large Cap Equity Fund               $ 92,164                    $46,424
Small Cap Equity Fund               $ 57,765                    $24,982
Fixed Income Fund                   $123,942                    $76,984
Intermediate Equity Fund            $ 45,407                    $23,534

2. The fourth paragraph on page 23 of the statement of additional information is deleted in its entirety and replaced with the following paragraph:

          Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 ("Forum"), serves as transfer agent and dividend paying agent for the Funds under a Transfer Agency and Services Agreement between it and the Corporation. As transfer agent and dividend paying agent, Forum has agreed to
(i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

3. The second full paragraph on page 27 of the statement of additional information is deleted in its entirety and replaced with the following paragraph:

          SEI Investments Distribution Co. ("SIDCO"), an affiliate of SIMFS, acts as principal underwriter of shares of the Funds. SIDCO distributes the shares on a "best efforts" basis. Prior to November 1, 2000 Sunstone Distribution Services, LLC was the principal underwriter of the shares of the Funds. The Funds' Service and Distribution Plan (the "Plan") permits the Funds to reimburse its distributor for expenses incurred in distributing the Funds' shares to investors, which include expenses relating to: sales representative compensation; advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds. Pursuant to the Plan, the Funds may reimburse its distributor for overhead expenses incurred in distributing the Funds' shares. The Funds may not reimburse its distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. The Funds may not use distribution fees paid by one Fund to finance the distribution of shares for another Fund.



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